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                                                                    Exhibit 10.2

                           [incuVest LLC Letterhead]

                                                              590 Madison Avenue
                                                              New York, NY 10022
                                                              Main: 212.849.8160
                                                               Fax: 212.849.8171
                                                          corporate@incuVest.com
                                                                www.incuVest.com

August 16, 2000

Board of Directors
AXCESS Inc.
3208 Commander Drive
Carrollton, TX 75093

Gentlemen:

This letter is to inform you of incuVest LLC commitment to subscribe to 500 shares of Series 2000A Preferred Stock as described in your August 14, 2000 offering memorandum. Additionally we will introduce AXCESS to other accredited investors that might have an interest in subscribing to this offering.

Please contact me if you have any questions regarding incuVest's commitment. I look forward to continued success with AXCESS Inc.

Sincerely,

/s/ Robert Bertoldi

Robert Bertoldi
President
incuVest LLC